UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2015

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
777 Third Avenue
New York, N.Y. 10017-1307
(Address of principal executive offices) (Zip Code)
(212) 282-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement.

On July 9, 2015, Avon Products, Inc. (the “Company”) announced that it has divested Liz Earle Beauty Co. Limited (“Liz Earle”), its wholly-owned, UK-based natural skincare brand. Avon Products Holding Limited, Liz Earle, and Alliance Boots Holdings Limited (“Alliance Boots”) entered into and closed on a Share Purchase Agreement dated as of July 9, 2015 pursuant to which Alliance Boots acquired Liz Earle for £140 million in an all-cash transaction, subject to a customary purchase price adjustment for working capital.

The Share Purchase Agreement contains customary representations, warranties and covenants, and customary indemnification obligations (subject to customary limitations) relating to any damages resulting from any breach of such representations, warranties and covenants.

The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Purchase Agreement, attached hereto as Exhibit 2.1, and incorporated herein by reference. Certain of Liz Earle’s products are currently sold in retail stores owned or operated by Alliance Boots or its affiliates. Proceeds from the transaction are expected to be used for the Company’s anticipated redemption of its $250 million, 2.375% Notes due March 2016.

(Page 2 of 4 Pages)

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" FOR FORWARD LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties are detailed from time to time in reports filed by the Company with the Securities and Exchange Commission, including Forms 10-K and 10-Q. The forward-looking statements in this Form 8-K include the statement regarding the Company’s anticipated use of the proceeds from the sale of Liz Earle. These forward-looking statements involve risks, uncertainties and other factors, which may cause the actual results, levels of activity, performance or achievement of the Company to be materially different from that expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, our ability to improve our financial and operational performance, the possibility of business disruption, competitive uncertainties and general economic and business conditions in our markets, including fluctuations in foreign currency exchange rates. Any forward-looking statements speak only as of the date they are made. The Company does not undertake to update any such forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit 2.1	Share Purchase Agreement, dated July 9, 2015, among Avon Products Holding Limited, Liz Earle Beauty Co. Limited, and Alliance Boots Holdings Limited*
* Certain schedules and annexes have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementally to the Commission a copy of any omitted schedule or annex upon request.

(Page 3 of 4 Pages)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By:	/s/ James S. Scully
Name: James S. Scully
Title: Executive Vice President and Chief Financial Officer

Date: July 9, 2015

(Page 4 of 4 Pages)

EXHIBIT INDEX

Exhibit
No.	Description

2.1	Share Purchase Agreement, dated July 9, 2015, among Avon Products Holding Limited, Liz Earle Beauty Co. Limited, and Alliance Boots Holdings Limited